INVESTMENT ADVISER OF
STOCK PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV TRADITIONAL STOCK FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND
DISBURSING AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


This report must be preceded or
accompanied by a current prospectus
which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV TRADITIONAL STOCK FUND
24 FEDERAL STREET
BOSTON, MA 02110            T-STSRC-2/96



                 [LOGO]

EV Traditional
Stock Fund




Annual
Shareholder Report
December 31, 1995

To Shareholders

We are pleased to report that during the year ending December 31, 1995, EV Traditional Stock Fund had a total return of 32.8%. That return was the result of an increase in net asset value to $12.76 per share from $10.90 per share and the reinvestment of distributions of $1.645 per share.

By comparison, the Lipper Growth & Income Fund Index, an index of 30 growth and income funds, had a total return of 30.5%. The S&P 500, an unmanaged index of common stocks, had a total return of 37.4% for the same period.

The U.S. economy remained remarkably steady during 1995, creating a favorable period of slow growth and low inflation for investors. The nation's annualized rate of economic growth was 2.7% in the first quarter and 1.3% in the second quarter of the year, rising to 4.2% in the third quarter. It was expected to decline below 3% during the fourth quarter.

The crucial issue during the first half of the year was whether the Federal Reserve's previous tightening of its target federal funds rate would cause a recession or would merely slow the economy's growth. As the year progressed, it became clear that the Fed successfully engineered a "soft landing."

The Fed lowered the federal funds rate by a quarter of a percentage point in July, the first downward change since September, 1992. Another quarter-point decrease was announced in December. These changes helped the economy continue to advance at a slow but steady pace and provided impetus for the stock market.

The market reached record levels during the year. This runup in prices was led during the first half of the year by technology stocks while, later in 1995, other segments of the market, particularly biotechnology and oils, came into favor as technology stocks faltered.

Of course, past performance is no guarantee of future returns, but we believe that investing in a combination of income-producing and growth stocks will provide a satisfactory total return over the long term.

--------------------------        Sincerely,

[Photo of James B. Hawkes]    /s/ James B. Hawkes
                                  James B. Hawkes
                                  President
                                  February 21, 1996
--------------------------

--------------------------------------------------
             EV TRADITIONAL STOCK FUND

                 10 LARGEST COMMON
                  STOCK HOLDINGS*

Praxair, Inc.............................Chemicals
Eastman Kodak Co............Photographic equipment
Omnicom Group..........................Advertising
Frontier Corp...................Telecommunications
PepsiCo Inc....................Beverages, consumer
Anadarko Petroleum Corp. .....Oil, gas exploration
McGraw-Hill Inc.........................Publishing
Bank of Boston.............................Banking
ConAgra, Inc.................................Foods
Rayonier, Inc......................Forest products
*as of 12/31/95
--------------------------------------------------

Management Report

An interview with Duncan W. Richardson,
Vice President and manager of the Stock Portfolio.

Q.  DUNCAN, HOW WOULD YOU CHARACTERIZE THE PAST YEAR FOR EQUITY INVESTORS?

A. It was a remarkable year in the financial markets. Both the bond and stock markets were up dramatically for the year. On the stock side, the S&P 500, an unmanaged index of common stocks, was up 37.4%, the largest increase since 1958. For stock investors, everything fell into place -- lower interest rates, moderate economic growth and relatively low inflation. I'm sure that some investors thought it couldn't get any better than this, because conditions were very positive.

    I'm also happy to report that it was the fifth-best year in Stock Fund's 64-year history. It also was the Fund's best performance since 1958.

Q.  WHAT IS THE INVESTMENT STRATEGY THAT YOU USE IN MANAGING INVESTMENTS?

A. There are several components to our strategy.First, we choose stocks using a bottom-up method. That is, we do extensive research on stocks that we're considering before we buy. We also employ a strong selling discipline to lower risk.

    Another component that is fundamental to our investment strategy is the use of convertible securities to increase yield. And, finally, we set aside a portion of the Portfolio to be used to opportunistically purchase underpriced, out-of-favor securities that we believe have strong prospects.

Q.  WHAT DO YOU MEAN BY A STRONG SELLING DISCIPLINE?
                                                          ----------------------
A.  When a stock's price declines, we look
    closely to determine whether we want to                    [Photo of
    continue to hold. Capital preservation is             Duncan W. Richardson]
    important to achieving long-term
    performance. We like to catch any mistakes
    early. In some cases, if we decide that the           ----------------------
    stock is still fundamentally sound, we
    recommit to the investment.

Q.  WHAT SECTORS OF THE MARKET WERE FAVORED DURING THE YEAR?

A. What we saw during 1995 was a rotation of the sectors that the market favored. Early in the year, technology stocks led the price increases, as they had in late 1994. Later on, technology fell out of favor and other sectors, especially telephone utilities, drugs and oils, performed well.

Q.  HOW DID THESE FACTORS AFFECT THE INVESTMENT PORTFOLIO?

A. Compared to other growth and income funds, over the course of the year we were significantly underweighted in technology stocks.We achieved our high returns with less reliance on this volatile sector. We started overweighting oil stocks last summer, so we've been able to take advantage of the market's favorable attitude toward that sector.

    Another factor was the Federal Reserve's lowering of interest rates twice during the year. In addition to boosting overall investor confidence, the lower interest rates were especially helpful to stocks in the financial sector. The gains experienced by these stocks formed the foundation for the Fund's solid year.

Q.  WHAT WERE SOME OF THE STRONGEST PERFORMERS DURING 1995?

A. As I mentioned, financial stocks were a significant part of the success. Three stocks that contributed strong performance in an environment of declining interest rates were Bank of Boston Corp., Citicorp and Mortgage Guaranty Investment Corporation, or MGIC. Bank of Boston's stock price also rose because the market recognized the growth prospects for its international banking operations. In all, the stock's price was up nearly 79% for the year. MGIC's price was helped by the fact that its earnings had been previously underappreciated.

    Sometimes there are special situations that can work to an investor's advantage. For example, numerous industries are consolidating in this country, and we were able to take advantage of this trend. In the financial sector, our holdings in Shawmut National Corp. appreciated because of the announcement of its acquisition by Fleet National.The price of CBS stock, which we also held, increased when it was announced that the network would be acquired by Westinghouse.The price of Upjohn Co. stock also rose on news that the company was merging to become Pharmacia & Upjohn.

    Triton Energy Corp. was another strong performer. This is a company that explores for oil and natural gas and has had remarkable success in Colombia and Thailand. From the time we acquired the stock until the end of 1995, its price was up 82%.

Q.  DID TECHNOLOGY STOCKS PLAY ANY ROLE IN THE PORTFOLIO'S SUCCESS?

A. Yes. While we were underweighted in technology, some of our holdings in this sector, particularly Intel Corp. and Texas Instruments, both contributed to the strong showing during the year. Intel, by the way, was the largest position at the beginning of the year.

    Fortunately, we lightened our position before the stock's price declined late in the year.

Q.  WHAT OTHER SECTORS PERFORMED WELL?

A. In general, health care stocks performed well in 1995. Johnson & Johnson has done particularly well this year. We've also had strong performance from some of our consumer product stocks, particularly Procter & Gamble Co. and Eastman Kodak Co.

    In the case of both Procter & Gamble and Johnson & Johnson, we increased our holdings when we recognized that in a slow or no-growth economy, the market would more highly value companies that demonstrate the ability to grow internationally. Both of these companies have a strong international presence that could offset any disappointing U.S. earnings.

Q.  IN ADDITION TO USING CONVERTIBLE SECURITIES, HOW DO YOU SEEK YIELD?

    One way to find a good source of total return is by investing in telephone utilities. These stocks were good performers during the second half of the year and should continue to be a good source of total return. Many of these companies have strong prospects for earnings gains based on the tremendous opportunities that they have to cut costs.

    Frontier Corp. is an example. This is a diversified telecommunications company that is based inRochester, NY. It began with local telephone service and expanded into long-distance and wireless operations. Now, long-distance services account for 70% of the company's revenues and, at the same time, its local telephone services are very well-managed. The good news is that Frontier was up more than 51% during the period of 1995 that we owned the stock.

Q. GIVEN THE GOOD YEAR THAT INVESTORS HAD IN 1995, WHAT SHOULD THEY EXPECT IN 1996?

A. While the outlook for the stock market remains basically positive, its just not realistic to expect two blockbuster years in a row. Investors should keep the historical returns of the stock market in mind as they look to the future. Having said that, economic conditions going into 1996 continue to be positive, with low inflation and slow, steady economic growth.

    The objective of the Fund is to achieve growth and income for its investors. To achieve that objective, we continue to balance the need to add attractive growth stocks with the need to search out total return opportunities. In all, we believe that choosing a combination of income-producing and growth stocks is the way for the long-term investor to achieve a satisfactory total return.

            Comparison of Change in Value of a $10,000 Investment in
               EV Traditional Stock Fund and the S&P 500 Stock Index From December 31, 1985, through December 31, 1995

-------------------------------------------------------
     AVERAGE ANNUAL             1        5         10
        RETURNS               Year      Year      Year
-------------------------------------------------------
Incl. Max. Sales Charges      26.5%     10.4%     11.2%
-------------------------------------------------------
Excl. Max. Sales Charge       32.8%     11.5%     11.7%
-------------------------------------------------------

          Label        A              B
Label     Date      T. Stock       S&P 500
  1       12/85      9526          10000
  2        1/86      9548          10024
  3        2/86     10111          10740
  4        3/86     10579          11404
  5        4/86     10447          11243
  6        5/86     10854          11808
  7        6/86     11120          12074
  8        7/86     10731          11365
  9        8/86     11500          12174
 10        9/96     10612          11235
 11       10/86     11025          11849
 12       11/86     11183          12104
 13       12/86     10996          11862
 14        1/87     12142          13425
 15        2/87     12436          13920
 16        3/87     12487          14391
 17        4/87     12140          14226
 18        5/87     12250          14312
 19        6/87     12707          15109
 20        7/87     13152          15838
 21        8/87     13792          16392
 22        9/87     13562          16106
 23       10/87     11263          12601
 24       11/87     10566          11526
 25       12/87     11215          12476
 26        1/88     11804          12980
 27        2/88     12118          13523
 28        3/88     11665          13186
 29        4/88     11695          13310
 30        5/88     11956          13352
 31        6/88     12385          14059
 32        7/88     12357          13983
 33        8/88     12103          13444
 34        9/88     12601          14104
 35       10/88     12905          14470
 36       11/88     12696          14197
 37       12/88     12898          14534
 38        1/89     13700          15568
 39        2/89     13372          15117
 40        3/89     13536          15562
 41        4/89     14219          16342
 42        5/89     14674          16916
 43        6/89     14498          16933
 44        7/89     15699          18430
 45        8/89     16086          18715
 46        9/89     16086          18744
 47       10/89`    15885          18272
 48       11/89     16074          18574
 49       12/89     16629          19125
 50        1/90     15600          17809
 51        2/90     15862          17961
 52        3/90     16216          18547
 53        4/90     15975          18048
 54        5/90     17299          19708
 55        6/90     17207          19708
 56        7/90     17323          19605
 57        8/90     15940          17756
 58        9/90     15429          17013
 59       10/90     15610          16899
 60       11/90     16449          17912
 61       12/90     16727          18530
 62        1/91     16935          19299
 63        2/91     17749          20597
 64        3/91     18047          21211
 65        4/91     17970          21219
 66        5/91     18543          22037
 67        6/91     17892          21165
 68        7/91     18625          22114
 69        8/91     18979          22549
 70        9/91     18717          22296
 71       10/91     19047          22560
 72       11/91     18359          21569
 73       12/91     20315          24151
 74        1/92     19601          23670
 75        2/92     19878          23897
 76        3/92     19689          23543
 77        4/92     20216          24200
 78        5/92     20598          24223
 79        6/92     20040          23992
 80        7/92     20998          24937
 81        8/92     20703          24338
 82        9/92     20821          24748
 83       10/92     21162          24800
 84       11/92     21696          25550
 85       12/92     21722          25988
 86        1/93     21447          26171
 87        2/93     21479          26446
 88        3/93     22014          27120
 89        4/93     21281          26430
 90        5/93     21509          27031
 91        6/93     21574          27248
 92        7/93     21656          27103
 93        8/93     22246          28036
 94        9/93     22278          27950
 95       10/93     22672          28492
 96       11/93     22163          28124
 97       12/93     22633          28596
 98        1/94     23454          29525
 99        2/94     22907          28638
100        3/94     21851          27521
101        4/94     22200          27838
102        5/94     22383          28183
103        6/94     21853          27639
104        7/94     22322          28509
105        8/94     22800          29581
106        9/94     22211          28989
107       10/94     22313          29594
108       11/94     21314          28425
109       12/94     21701          28984
110        1/95     21671          29688
111        2/95     22512          30759
112        3/95     23434          31798
113        4/95     23977          32687
114        5/95     24964          33874
115        6/95     25447          34823
116        7/95     26458          35929
117        8/95     26963          35918
118        9/95     27408          37582
119       10/95     27185          37395
120       11/95     28221          38930
121       12/95     28811          39837

Past performance is not indicative of futures results. Investment returns and principal will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

THE FUND'S PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, the chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and the S&P 500 Stock Index.

TOTAL RETURN FIGURES

The solid line on the chart represents the Fund's performance, and includes the Fund's maximum current sales charge of 4.75%. The Fund's total return figure reflects Fund expenses and Portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The dotted line represents the performance of the S&P 500 Stock Index, a broad-based, widely recognized unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                          EV TRADITIONAL STOCK FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Stock Portfolio (Portfolio), at value
   (Note 1A)                                                        $99,263,231
  Receivable for Fund shares sold and dividend
    reinvestments                                                       227,672
                                                                    -----------
      Total assets                                                  $99,490,903
LIABILITIES:
  Payable for Fund shares redeemed                         $75,381
  Payable to affiliates --
    Trustees fees                                              426
  Accrued expenses                                          40,386
                                                           -------
      Total liabilities                                                 116,193
                                                                    -----------
NET ASSETS for 7,789,729 shares of beneficial interest
  outstanding                                                       $99,374,710
                                                                    ===========
SOURCES OF NET ASSETS:
  Proceeds from sales of shares (including shares
    issued to shareholders electing to receive
    payment of distributions in shares), less cost of
    shares redeemed                                                 $78,912,063
  Unrealized appreciation of investments                             20,365,041
  Accumulated net realized gain on investments                           24,425
  Undistributed net investment income                                    73,181
                                                                    -----------
      Total net assets                                              $99,374,710
                                                                    ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($99,374,710 / 7,789,729 shares of beneficial interest)              $12.76
                                                                       ======
COMPUTATION OF OFFERING PRICE:
  Offering price per share (100/95.25 of $12.76)                       $13.40
                                                                       ======

  On sales of $100,000 or more, the offering price is reduced.


    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
    --------------------------------------------------------------------------
                       For the Year Ended December 31, 1995
    --------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of
    withholding tax of, $20,359)                                  $ 2,379,842
  Interest income allocated from Portfolio                            441,221
  Expenses allocated from Portfolio                                  (696,951)
                                                                  -----------
      Total investment income                                     $ 2,124,112
  Expenses --
    Compensation of Directors not members of the
      Investment Adviser's organization (Note 4)    $       549
    Custodian fees (Note 4)                              11,485
    Service fees (Note 5)                                74,136
    Transfer and dividend disbursing agent fees          72,415
    Printing and postage                                 44,369
    Registration fees                                    19,645
    Legal and accounting services                        19,212
    Amortization of organization expenses (Note
      1D)                                                10,542
    Miscellaneous                                         7,468
                                                    -----------
      Total expenses                                                  259,821
                                                                  -----------
        Net investment income                                     $ 1,864,291
REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain (identified cost basis) --
    Investment transactions                         $ 9,771,069
    Written option transactions                         278,256
                                                    -----------
      Net realized gain on investments              $10,049,325
  Change in unrealized appreciation of investments   14,029,502
                                                    -----------
    Net realized and unrealized gain on
      investments                                                  24,078,827
                                                                  -----------
      Net increase in net assets resulting from operations        $25,943,118
                                                                  ===========


    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                      1995           1994
                                                  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                         $  1,864,291   $  1,935,748
    Net realized gain from Portfolio                10,049,325      6,033,580
    Change in unrealized appreciation from
      Portfolio                                     14,029,502    (11,860,323)
                                                  ------------   ------------
  Net increase (decrease) in net assets
    resulting from operations                     $ 25,943,118   $ (3,890,995)
  Distributions to shareholders --
    From net investment income                    $ (1,811,949)  $ (1,865,334)
    From net realized gains on investment
      transactions                                 (10,044,124)    (6,033,580)
    In excess of realized gain on investment
      transactions                                     --             (41,043)
    Tax return of capital                              --             (27,542)
                                                  ------------   ------------
      Total distributions to shareholders         $(11,856,073)  $ (7,967,499)
  Net increase (decrease) from Fund share
    transactions (Note 2)                         $    988,920   $ (1,355,365)
                                                  ------------   ------------
      Total increase (decrease) in net assets     $ 15,075,965   $(13,213,859)
NET ASSETS:
  At beginning of year                              84,298,745     97,512,604
                                                  ------------   ------------
  At end of year (including undistributed net
    investment income of $73,181 and
    $27,508, respectively)                        $ 99,374,710   $ 84,298,745
                                                  ============   ============


    The accompanying notes are an integral part of the financial statements

                                                      FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------------
                                                                      1995          1994          1993         1992        1991<F3>
                                                                    -------        -------      -------       -------      --------
NET ASSET VALUE -- beginning of year                                $10.900        $12.490      $13.480       $14.030      $13.070
                                                                    -------        -------      -------       -------      -------
  Income from investment operations:
    Net investment income                                           $ 0.250        $ 0.250      $ 0.270<F2>   $ 0.312      $ 0.449
    Net realized and unrealized gain (loss) on investments            3.255         (0.765)       0.270<F2>     0.658        2.191
                                                                    -------        -------      -------       -------      -------
      Total income (loss) from investment operations                $ 3.505        $(0.515)     $ 0.540       $ 0.970      $ 2.640
                                                                    -------        -------      -------       -------      -------
  Less distributions:
    From net investment income                                      $(0.251)       $(0.250)     $(0.270)      $(0.320)     $(0.460)
    From net realized gain on investments                            (1.394)        (0.765)      (1.260)       (1.200)      (1.220)
    In excess of net realized gain on investments                    --             (0.060)      --           --           --
                                                                    -------        -------      -------       -------      -------
      Total distributions                                           $(1.645)       $(1.075)     $(1.530)      $(1.520)     $(1.680)
                                                                    -------        -------      -------       -------      -------
NET ASSET VALUE -- end of year                                      $12.760        $10.900      $12.490       $13.480      $14.030
                                                                    =======        =======      =======       =======      =======
TOTAL RETURN<F5>                                                     32.77%         (4.12)%       4.19%         6.93%       21.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's omitted)                           $99,375        $84,299      $97,513       $91,299      $91,844
  Ratio of expenses to average net assets<F1>                         1.04%<F2>      0.98%        0.96%         0.92%        0.94%
  Ratio of net investment income to average net assets                2.02%<F2>      2.09%        2.01%         2.29%        3.23%
PORTFOLIO TURNOVER<F4>                                                --               66%         105%           59%          42%

<F1> Includes the Fund's share of Stock Portfolio's allocated expenses for the year ended December 31, 1995 and the period from August 1, 1994, to December 31, 1994.
<F2> Computed on an average share basis.
<F3> Audited by previous auditors.
<F4> Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
<F5> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.

                      NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Traditional Stock Fund (the Fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. On August 1, 1994, the Fund transferred substantially all of its investable assets to the Stock Portfolio (the Portfolio). Prior to this date the Fund's name was Eaton Vance Stock Fund. The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (92.2% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,448,207 as capital gain dividends for its taxable year ended December 31, 1995.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and dividends to shareholders are recorded on the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal tax purposes. Gains or loss on the sale of investments is determined on the identified cost basis.

F. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) FUND SHARES
The Fund under its indenture of trust is authorized to issue unlimited shares of $0.50 par value. Transactions in Fund shares were as follows:

                                          YEAR ENDED DECEMBER 31,
                             --------------------------------------------------
                                      1995                       1994
                             -----------------------  -------------------------
                             SHARES       AMOUNT        SHARES        AMOUNT
                             -------   ------------   ----------   ------------
Sales                        336,944   $  4,180,153      446,055   $  5,497,292
Issued to shareholders
  electing to receive
  payment of distributions
  in Fund shares             713,057      8,917,234      521,171      5,754,996
Shares redeemed             (991,413)   (12,108,467)  (1,045,062)   (12,607,653)
                             -------   ------------    ---------   ------------
    Net increase (decrease)   58,588   $    988,920      (77,836)  $ (1,355,365)
                             =======   ============    =========   ============
------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1995 aggregated $4,359,832 and $15,623,672 respectively.
------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Eaton Vance serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

  Investors Bank & Trust Company (IBT), serves as custodian of the Fund and the Portfolio. Prior to November 10, 1995 IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Funds custody fees are reported as a reduction of expenses in the Statement of Operations.
  Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.
------------------------------------------------------------------------------
(5) SERVICE PLAN
The Trustees of the Fund adopted a Service Plan on July 7, 1993 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan replaced the Fund's distribution plan which became effective on December 27, 1990. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The
Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold on or after June 12, 1991 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. During the year ended December 31, 1995 the Fund made payments of $74,136 under the Plan to the Principal Underwriter and Authorized Firms.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV TRADITIONAL STOCK FUND, A SERIES OF EATON VANCE SPECIAL INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of EV Traditional Stock Fund (formerly Eaton Vance Stock Fund), a series of Eaton Vance Special Investment Trust, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, presented herein, were audited by other auditors whose report dated January 21, 1992, expressed an unqualifed opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Stock Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

-----------------------------------------------------------------------------
                               STOCK PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995
-----------------------------------------------------------------------------
                            COMMON STOCKS -- 86.5%
-----------------------------------------------------------------------------
  SHARES   SECURITY                                                 VALUE
-----------------------------------------------------------------------------
           ADVERTISING - 3.1%
   90,000  Omnicom Group                                         $  3,352,500
                                                                 ------------
           AEROSPACE & DEFENSE - 1.8%
   40,000  General Motors Corp. Class H                          $  1,965,000
                                                                 ------------
           AGRICULTURE EQUIPMENT - 2.0%
   60,000  Deere & Co.                                           $  2,115,000
                                                                 ------------
           AUTOMOTIVE - 0.4%
   15,000  Ford Motor Co.                                        $    435,000
                                                                 ------------
           BANKS - 4.3%
   55,000  Bank of Boston Corp.                                  $  2,543,750
   14,331  Citicorp                                                   963,792
   26,766  Fleet Financial Group, Inc.                              1,090,714
                                                                 ------------
                                                                 $  4,598,256
                                                                 ------------
           BROADCASTING - 2.0%
  120,000  Comcast Corp. Class A                                 $  2,182,500
                                                                 ------------
           CHEMICALS - 4.7%
   20,000  DuPont (E.I.) deNemours & Co., Inc.                   $  1,397,500
  110,000  Praxair, Inc.                                            3,698,750
                                                                 ------------
                                                                 $  5,096,250
                                                                 ------------
           CONSUMER GOODS & SERVICES - 11.7%
   50,000  American Brands, Inc.                                 $  2,231,250
   55,000  Eastman Kodak Co.                                        3,685,000
   50,000  PepsiCo, Inc.                                            2,793,750
   17,100  Procter & Gamble Co.                                     1,419,300
   70,000  Seagram Co. Ltd.                                         2,423,750
                                                                 ------------
                                                                 $ 12,553,050
                                                                 ------------
           DRUGS & MEDICAL - 4.1%
   25,000  Johnson & Johnson Co.                                 $  2,140,625
   58,000  Pharmacia & Upjohn, Inc.                                 2,247,500
                                                                 ------------
                                                                 $  4,388,125
                                                                 ------------
           FINANCE & INSURANCE - 9.5%
   48,540  Allstate Corp.                                        $  1,996,208
   50,000  American General Corp.                                   1,743,750
   60,000  Block (H. & R.), Inc.                                    2,430,000
   35,000  MGIC Investment Corp. Wisc.                              1,898,750
   45,000  Progressive Corp.                                        2,199,375
                                                                 ------------
                                                                 $ 10,268,083
                                                                 ------------
           FOOD - 2.3%
   61,063  Conagra, Inc.                                         $  2,518,849
                                                                 ------------
           FOREST PRODUCTS - 2.3%
   75,000  Rayonier, Inc.                                        $  2,503,125
                                                                 ------------
           INTEGRATED OIL - 4.1%
   27,000  Exxon Corp.                                           $  2,163,375
   65,000  Phillips Petroleum Co.                                   2,218,125
                                                                 ------------
                                                                 $  4,381,500
                                                                 ------------
           INTERNATIONAL NEWS AGENCY - 0.8%
   15,000  Reuters Holdings PLC ADR                              $    826,875
                                                                 ------------
           MANUFACTURING - DIVERSIFIED - 1.4%
   25,000  Illinois Tool Works, Inc.                             $  1,475,000
                                                                 ------------
           METALS & MINING - 1.8%
  100,000  J & L Specialty Steel, Inc.                           $  1,875,000
                                                                 ------------
           OIL & GAS EXPLORATION - 6.8%
   50,000  Anadarko Petroleum Corp.                              $  2,706,250
   30,000  Texaco, Inc.                                             2,355,000
   40,000  Triton Energy Corp.                                      2,295,000
                                                                 ------------
                                                                 $  7,356,250
                                                                 ------------
           PUBLISHING - 4.2%
   15,000  Dow Jones & Co., Inc.                                 $    598,125
   30,000  Houghton Mifflin Co.                                     1,290,000
   30,000  McGraw-Hill, Inc.                                        2,613,750
                                                                 ------------
                                                                 $  4,501,875
                                                                 ------------
           REAL ESTATE INVESTMENT TRUSTS - 3.6%
   20,000  Beacon Properties Corp.                               $    460,000
   16,000  Chelsea GCA Realty, Inc.                                   480,000
   20,000  Equity Residential Properties Trust                        612,500
   20,000  Nationwide Health Properties, Inc.                         840,000
   10,000  Post Properties, Inc.                                      318,750
   18,000  Redwood Trust, Inc.                                        328,500
   20,000  ROC Communities, Inc.                                      480,000
   14,200  Trinet Corporate Realty Trust, Inc.                        386,950
                                                                 ------------
                                                                 $  3,906,700
                                                                 ------------
           RETAIL - 2.0%
  100,000  Toys "R" Us*                                          $  2,175,000
                                                                 ------------
           SAVINGS & LOAN - 1.3%
   55,000  Great Western Financial Corp.                         $  1,402,500
                                                                 ------------
           SEMICONDUCTORS - 3.6%
   25,000  Intel Corp.                                           $  1,418,750
   30,000  Motorola, Inc.                                           1,710,000
   15,000  Texas Instruments, Inc.                                    776,250
                                                                 ------------
                                                                 $  3,905,000
                                                                 ------------
           SPECIALTY CHEMICALS - 1.6%
   35,000  Loctite Corp.                                         $  1,662,500
                                                                 ------------
           TELECOMMUNICATIONS - 6.3%
   35,000  Ameritech Corp.                                       $  2,065,000
  100,000  Frontier Corp.                                           3,000,000
   30,000  SBC Communications, Inc.                                 1,725,000
                                                                 ------------
                                                                 $  6,790,000
                                                                 ------------
           UTILITIES - NATURAL GAS - 0.8%
   50,000  Western Gas Resources                                 $    806,250
                                                                 ------------
           TOTAL COMMON STOCKS
             (IDENTIFIED COST, $73,217,574)                      $ 93,040,188
                                                                 ------------

-----------------------------------------------------------------------------
                     CONVERTIBLE PREFERRED STOCKS - 5.3%
-----------------------------------------------------------------------------
   10,000  Ford Motor Co., 8.4%                                  $    947,500
  140,000  Freeport McMoRan Copper & Gold, 5%                       3,815,000
   10,000  Tejas Gas Corp., 5.25%                                     475,000
   10,000  Valero Energy Corp., 6.25%                                 515,000

           TOTAL CONVERTIBLE PREFERRED STOCKS
             (IDENTIFIED COST, $4,782,861)                       $  5,752,500
                                                                 ------------

-----------------------------------------------------------------------------
                           CONVERTIBLE BONDS - 4.2%
-----------------------------------------------------------------------------
        FACE AMOUNT
      (000'S OMITTED)
-----------------------------------------------------------------------------
              $  500  Beverly Enterprises, 7.625%, 3/15/03       $    477,500
                 750  Beverly Enterprises, 5.5%, 8/1/18               708,750
               1,920  INCO Ltd., 5.75%, 7/1/04                      2,524,800
                 840  Scandinavian Broadcasting System,
                        7.25%, 8/1/05                                 863,100
                                                                 ------------
                      TOTAL CONVERTIBLE BONDS
                        (IDENTIFIED COST, $4,078,750)            $  4,574,150
                                                                 ------------

-----------------------------------------------------------------------------
                              CORPORATE BOND - 0.0%
-----------------------------------------------------------------------------
        FACE AMOUNT
      (000'S OMITTED)                                               VALUE
-----------------------------------------------------------------------------
              $   50  H.P. Hood & Son, 7.50%, 2/1/01             $     39,400
                                                                 ------------
                      TOTAL CORPORATE BONDS
                        (IDENTIFIED COST, $50,000)               $     39,400
                                                                 ------------

-----------------------------------------------------------------------------
                        SHORT TERM INVESTMENTS - 3.7%
-----------------------------------------------------------------------------
             $3,056   General Electric Capital Corp.,
                         5.8%, 1/3/96                            $  3,055,014
                933   Melville Corp., 5.9%, 1/2/96                    932,849
                                                                 ------------
                      TOTAL SHORT TERM INVESTMENTS
                         AT AMORTIZED COST                       $  3,987,863
                                                                 ------------
                      TOTAL INVESTMENTS - 99.7%
                        (IDENTIFIED COST, $86,117,048)           $107,394,101
                      OTHER ASSETS, LESS LIABILITIES - 0.3%           323,174
                                                                 ------------
                      NET ASSETS - 100%                          $107,717,275
                                                                 ============

ADR -- American Depository Receipt
Note: Percentages shown are based on net assets

    The accompanying notes are an integral part of the financial statements

                               STOCK PORTFOLIO
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
     $86,117,048)                                               $107,394,101
  Cash                                                                   970
  Interest receivable                                                100,068
  Dividends receivable                                               207,809
  Deferred organization expenses (Note 1C)                            11,719
  Other receivables                                                   21,656
                                                                ------------
      Total assets                                              $107,736,323
LIABILITIES:
  Payable to affiliates --
    Trustees fees                                      $ 1,396
  Accrued expenses                                      17,652
                                                       -------
      Total liabilities                                               19,048
                                                                ------------
NET ASSETS applicable to investors' interest in Portfolio       $107,717,275
                                                                ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                 $ 86,440,222
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                 21,277,053
                                                                ------------
      Total net assets                                          $107,717,275
                                                                ============

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest                                                      $   462,813
    Dividends (net of withholding tax of, $21,440)                  2,496,020
                                                                  -----------
      Total income                                                  2,958,833
  Expenses --
    Investment adviser fee (Note 3)                  $  606,215
    Compensation of directors, not members of the
      Investment Adviser's organization (Note 3)          7,482
    Custodian fee (Note 3)                               73,496
    Printing and postage                                    332
    Legal and accounting services                        28,943
    Amortization of organizational expenses
     (Note 1C)                                            3,248
    Miscellaneous                                        10,719
                                                     ----------
        Total expenses                                                730,435
                                                                  -----------
          Net investment income                                     2,228,398
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain (identified cost basis) --
    Investment transactions                          $9,926,132
    Written option transactions                         296,671
                                                     ----------
      Net realized gain                                           $10,222,803
  Change in unrealized appreciation on investments                 14,953,494
                                                                  -----------
        Net realized and unrealized gain on investments           $25,176,297
                                                                  -----------
          Net increase in net assets resulting from operations    $27,404,695
                                                                  ===========

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1995          1994*
                                                   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                          $  2,228,398   $   908,166
    Net realized gain (loss) on investment
     transactions                                    10,222,803    (2,035,741)
    Change in unrealized appreciation of
     investments                                     14,953,494    (1,601,217)
                                                   ------------   -----------
      Net increase (decrease) in net assets
         resulting from operations                 $ 27,404,695   $(2,728,792)
                                                   ------------   -----------
  Capital transactions --
    Contributions                                  $ 13,753,042   $ 2,390,694
    Withdrawals                                     (18,959,497)   (5,494,445)
                                                   ------------   -----------
      Decrease in net assets resulting from
         capital transactions                      $ (5,206,455)  $(3,103,751)
                                                   ------------   -----------
        Total increase (decrease) in net assets    $ 22,198,240   $(5,832,543)
NET ASSETS:
  At beginning of year                               85,519,035    91,351,578
                                                   ------------   -----------
  At end of year                                   $107,717,275   $85,519,035
                                                   ============   ===========

------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1995          1994*
                                                   -------------  ------------
RATIOS (to average daily net assets):
  Expenses                                             0.75%      0.73%+
  Net investment income                                2.30%      2.45%+
PORTFOLIO TURNOVER                                      108%        28%

+ Computed on an annualized basis.
* For the period from the start of business, August 1, 1994 to December 31, 1994.

   The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Stock Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or in the NASDAQ National Market are valued on the basis of the last reported sales prices on the last business day of the period. If no sale is reported on that date, a security is valued, if quoted on such a day, at not lower than the old bid price nor higher than the asked prices. Prices on such exchanges will not be used for valuing debt securities if in the Trustees judgment, some other valuation method more accurately reflects the fair market value of such a security. Securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last bid and asked prices. Short-term securities are valued at cost, which approximates market value. All other securities and assets are appraised to reflect their fair value as determined in good faith by the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated invest- ment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

D. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.

E. WRITTEN OPTIONS -- The Fund may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregrated $99,400,340 and $102,585,387, respectively.

------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1995, the fee amounted to $606,215. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. All significant credit balances used to reduce the Funds custody fees are reported as a reduction of expenses in the statement of operations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period. At December 31, 1995, the Fund did not have an outstanding balance pursuant to the line of credit.

------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $86,041,047
                                                                  ===========
Gross unrealized appreciation                                     $22,128,189
Gross unrealized depreciation                                         775,135
                                                                  -----------
Net unrealized appreciation                                       $21,353,054
                                                                  ===========

------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Fund regularly trades in financial instruments with off-balance-sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1995 is as follows:

Written Option Transactions

Transactions in written options for the year ended December 31, 1995 were as follows:
                                          PRINCIPAL AMOUNTS
                                             OF CONTRACTS
                                           (000'S OMITTED)           PREMIUMS
                                           ---------------           --------

Outstanding, beginning of period                 --                    --
  Options written                              (990)               ($296,671)
  Options exercised                             990                  296,671
  Options expired                                --                    --
                                               ----                ---------
Outstanding, end of period                        0                $       0
                                               ====                =========

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF STOCK PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Stock Portfolio, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, and the changes in net assets and supplementary data for the year ended December 31, 1995 and for the period from August 1, 1994 (start of business) to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Stock Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and supplementary data for the year ended December 31, 1995 and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                            INVESTMENT MANAGEMENT

EV TRADITIONAL     OFFICERS                    TRUSTEES
STOCK FUND         JAMES B. HAWKES             M. DOZIER GARDNER
24 Federal Street  President, Trustee          President, Eaton Vance
Boston, MA 02110   CLIFFORD H. KRAUSS          Management
                   Vice President              DONALD R. DWIGHT
                   JAMES L. O'CONNOR           President, Dwight Partners, Inc.
                   Treasurer                   Chairman, Newspapers of
                   THOMAS OTIS                 New England, Inc.
                   Secretary                   SAMUEL L. HAYES, III
                                               Jacob H. Schiff Professor of
                                               Investment Banking, Harvard
                                               University Graduate School of
                                               Business Administration
                                               NORTON H. REAMER
                                               President,
                                               United Asset Management
                                               Corporation
                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated
                                               JACK L. TREYNOR
                                               Investment Adviser and
                                               Consultant
                   -----------------------------------------------------------
STOCK PORTFOLIO    OFFICERS                    TRUSTEES
24 Federal Street  JAMES B. HAWKES             DONALD R. DWIGHT
Boston, MA 02110   President, Trustee          President, Dwight Partners, Inc.
                   DUNCAN W. RICHARDSON        Chairman, Newspapers of
                   Vice President and          New England, Inc.
                   Portfolio Manager           SAMUEL L. HAYES, III
                   JAMES L. O'CONNOR           Jacob H. Schiff Professor of
                   Treasurer                   Investment Banking, Harvard
                   THOMAS OTIS                 University Graduate School of
                   Secretary                   Business Administration
                                               NORTON H. REAMER
                                               President,
                                               United Asset Management
                                               Corporation
                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated
                                               JACK L. TREYNOR
                                               Investment Adviser and
                                               Consultant